                                                                 Exhibit 99.1

                          FLEETWOOD ENTERPRISES, INC.

                         PRO FORMA FINANCIAL STATEMENTS


     The pro forma financial statements attached hereto are unaudited and set forth the financial position of Fleetwood at April 28, 1996 and the results of its operations for the year then ended. For pro forma purposes, the financial position of FCC and the results of operations of FCC for the year ended April 28, 1996 have been excluded from Fleetwood's pro forma financial statements. The FCC financial position and results of operations are represented by the amounts subtracted from the Consolidated Statement of Operations and Consolidated Balance Sheet columns in the Pro Forma Adjustments columns. The pro forma balance sheet assumes the FCC disposition occurred at the balance sheet date. The pro forma statement of operations assumes the FCC disposition occurred on May 1, 1995. The pro forma financial statements have not been compiled, reviewed or audited by independent auditors. The disposition resulted in a gain to Fleetwood on the sale of the FCC stock of approximately $55 million after selling expenses.

     The pro forma statement of operations does not purport to be indicative of the operating results which would have been achieved had the disposition of FCC occurred on May 1, 1995 and should not be construed as representative of future operating results.

                         FLEETWOOD ENTERPRISES, INC.

                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                              APRIL 28, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                      CONSOLIDATED                        PRO FORMA
                                      STATEMENT OF       PRO FORMA       STATEMENT OF
                                       OPERATIONS       ADJUSTMENTS       OPERATIONS
                                      -------------     -----------      -------------

     Operating Revenues:
     Manufacturing sales                $2,809,277       $       --        $2,809,277
     Finance revenues                       52,211          (52,211)               --
                                        ----------       ----------        ----------
                                         2,861,488          (52,211)        2,809,277
     Cost and Expenses:
     Cost of products sold               2,276,595               --         2,276,595
     Operating expenses                    413,120          (11,970)          401,150
     Finance interest expense               23,747          (23,747)               --
                                        ----------       ----------        ----------
                                         2,713,462          (35,717)        2,677,745

     Operating income                      148,026          (16,494)          131,532

     Other Income (Expense):
     Loss on disposition of European
      subsidiary                           (28,000)              --           (28,000)
     Investment income                      14,032           14,102            28,134
     Interest expense                       (1,429)          (5,760)           (7,189)
     Other                                  (5,142)              --            (5,142)
                                        ----------       ----------        ----------
                                           (20,539)            8,342           (12,197)

     Income before provision for income
      taxes                                127,487           (8,152)          119,335

     Provision for income taxes            (48,329)           3,449           (44,880)

     Minority interest in net loss of
      subsidiary                               451               --               451
                                        ----------       ----------        ----------

     Net income                         $   79,609       $   (4,703)          $74,906
                                        ----------       ----------        ----------
                                        ----------       ----------        ----------

     Net income per Common and
      equivalent share                  $     1.71       $      .10        $     1.61
                                        ----------       ----------        ----------
                                        ----------       ----------        ----------
     Dividends declared per share of
      Common Stock outstanding                                                   $.60
                                                                            ----------
                                                                            ----------
     Common and equivalent shares
      outstanding                                                               46,469
                                                                            ----------
                                                                            ----------

                            See accompanying notes.

                         FLEETWOOD ENTERPRISES, INC.

                      UNAUDITED PRO FORMA BALANCE SHEET
                              APRIL 28, 1996
                              (IN THOUSANDS)


                                     CONSOLIDATED       PRO FORMA       PRO FORMA
                                    BALANCE SHEET      ADJUSTMENTS    BALANCE SHEET
                                    -------------      -----------    -------------

  ASSETS
     Cash                            $   38,436          $ 133,956     $  172,392
     Investments                        320,355            (48,217)       272,138
     Receivables:
       Manufacturing                    173,380                 --        173,380
       Finance                          334,302           (334,302)            --
     Inventories                        137,899                 --        137,899

     Property, plant and equipment      266,895               (308)       266,587
     Other assets                       158,381            (12,689)       145,692
                                     ----------          ---------     ----------

         TOTAL ASSETS                $1,429,648          $(261,560)    $1,168,088
                                     ----------          ---------     ----------
                                     ----------          ---------     ----------

  LIABILITIES AND STOCK-
  HOLDERS' EQUITY
     Accounts payable                $  104,850          $      --     $  104,850
     Employee compensation and
      benefits                          111,016             (1,464)       109,552
     Federal and state taxes on income  (14,547)            17,541          2,994
     Long-term debt                     370,829           (290,829)        80,000
     Other liabilities                  208,363            (22,085)       186,278
                                     ----------          ---------     ----------
         TOTAL LIABILITIES              780,511           (296,837)       483,674

         STOCKHOLDERS' EQUITY           649,137             35,277        684,414
                                     ----------          ---------     ----------

         TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY        $1,429,648          $(261,560)    $1,168,088
                                     ----------          ---------     ----------
                                     ----------          ---------     ----------


                           See accompanying notes.

                         FLEETWOOD ENTERPRISES, INC.

              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1) The pro forma Statement of Operations has been prepared under the assumption that the sale of FCC closed on May 1, 1995, the beginning of fiscal year 1996; therefore, all of the FCC operating income for 1996 has been eliminated. It is assumed that $80 million of long-term debt assumed by Fleetwood on behalf of FCC on April 22, 1996 was outstanding for the entire year. Accordingly, interest expense has been recognized for all of fiscal 1996. It is further assumed that Fleetwood had the cash proceeds from the sale of FCC ($156.6 million) and an additional $80 million from the debt assumption available for investment throughout the year.

2) The pro forma Balance Sheet has been prepared under the assumption that the sale of FCC closed on April 28, 1996. Adjustments have been made to remove the accounts of FCC from the consolidated amounts. The net proceeds from the sale of FCC have been included in total assets and the gain on sale has been added to stockholders' equity.

3) The historical consolidated financial information that will appear in the Company's Form 10-K for fiscal 1996 presents FCC as a discontinued operation. The historical information presented here is shown on a full consolidation basis including FCC.



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